Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into effective as of April [●], 2026 (the “Effective Date”) between authID Inc., a Delaware corporation (the “Company”), and the persons or entities who have executed the signature page(s) hereto (each, a “Holder” and collectively, the “Holders”).

RECITALS:

WHEREAS, the Company is conducting a bridge financing (the “Bridge Financing”) involving the private placement of Senior Secured Debentures (the “Debentures”) and Warrants (the “Warrants”) to accredited investors, for an aggregate principal amount of up to $4,000,000 (the “Offering”); and

WHEREAS, in connection with the Offering, the Company agreed to provide certain registration rights with respect to (i) the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), and (ii) any fee shares issued to Holders in connection with the Offering (the “Fee Shares”), on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein, the parties mutually agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Agreement” has the meaning given it in the preamble to this Agreement.

“Allowed Delay” has the meaning given it in Section 2(c)(2) of this Agreement.

“Approved Market” means the Over-the-Counter Bulletin Board, the OTC Markets, Nasdaq Stock Market, the New York Stock Exchange or the NYSE American.

“Blackout Period” means, with respect to a registration, a period, in each case commencing on the day immediately after the Company notifies the Holders that they are required, because of the occurrence of an event of the kind described in Section 3(f) hereof, to suspend offers and sales of Registrable Securities during which the Company, in the good faith judgment of its board of directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company’s control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Securities to be covered by such Registration Statement, if any, would be seriously detrimental to the Company or its stockholders and ending on the earlier of (1) the date upon which the MNPI commencing the Blackout Period is disclosed to the public or ceases to be material and (2) such time as the Company notifies the selling Holders that the Company will no longer delay such filing of the Registration Statement, recommence taking steps to make such Registration Statement effective, or allow sales pursuant to such Registration Statement to resume.

“Commission” or “SEC” means the U.S. Securities and Exchange Commission or any other applicable federal agency at the time administering the Securities Act.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company and any and all shares of capital stock or other equity securities of: (i) the Company which are added to or exchanged or substituted for the Common Stock by reason of the declaration of any stock dividend or stock split, the issuance of any distribution or the reclassification, readjustment, recapitalization or other such modification of the capital structure of the Company; and (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged, which results from any consolidation or reorganization to which the Company is a party, or to which is sold all or substantially all of the shares or assets of the Company, if immediately after such merger, consolidation, reorganization or sale, the Company or the stockholders of the Company own equity securities having in the aggregate more than 50% of the total voting power of such other corporation.

“Company” has the meaning given it in the preamble to this Agreement.

“Debentures” means the Senior Secured Debenture issued by the Company to the Purchasers, dated April [__], 2026.

“DTC” has the meaning given it in Section 9(e).

“Effective Date” has the meaning given it in the preamble to this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Fee Shares” shall have the definition as set forth in the Securities Purchase Agreement entered between the Company and the Holder(s).

“Holder” means a Purchaser or any permitted transferee or assignee thereof to whom a Purchaser assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 6 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 6.

“Legend Removal Certificate” has the meaning given it in Section 3(l) of this Agreement.

“Legend Removal Shares” has the meaning given it in Section 3(l) of this Agreement.

“Majority Holders” means at any time holders of at least a majority of the Registrable Securities.

“MNPI” means material non-public information within the meaning of Regulation FD promulgated under the Exchange Act, which shall, in any case, include the receipt of the notice pursuant to Section 2(c) and the information contained in such notice.

“Placement Agent” means Madison Global Partners, LLC.

The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Security” or “Registrable Securities” means (i) the Warrant Shares issuable upon exercise of the Warrants and Placement Agent Warrants, (ii) the Fee Shares, and (iii) any capital stock of the Company issued or issuable with respect to the Warrant Shares or Fee Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on exercise of the Warrants in each case subject to the 19.99% Nasdaq limitation set forth in the Securities Purchase Agreement; provided, however, that a security shall cease to be a Registrable Security upon sale pursuant to the Registration Statement or Rule 144 or when it may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144. Notwithstanding the foregoing, the Investors shall have piggyback registration rights in a Subsequent Financing (as defined in the Purchase Agreement) as it relates to the shares underlying the Senior Secured Debenture (once the type of Security has been determined).

“Registration Statement” means the registration statement that the Company is required to file pursuant to this Agreement to register the Registrable Securities.

“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such rule.

“Rule 415” means Rule 415 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such rule.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Trading Days” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTCQB or OTCQX (or any successors to any of the foregoing).

“Transfer Agent” means Computershare N.A., the current transfer agent of the Company, with a mailing address of 150 Royall Street, Canton, MA 02021 and a telephone number of (877) 373-6374, and any successor transfer agent of the Company.

“Warrant Shares” has the meaning given it in the recitals of this Agreement.

“Warrants” has the meaning given it in the recitals of this Agreement.

2. Registration.

(a)	Mandatory Registration; Subsequent Financing.

In the event that the Company does not consummate a Subsequent Financing within sixty (60) days following the closing of the offering contemplated hereby, the Company shall, within ten (10) days thereafter, prepare and file with the Securities and Exchange Commission a registration statement covering the resale of all Registrable Securities issued in connection with this offering, and shall use its commercially reasonable efforts to cause such registration statement to be declared effective as promptly as practicable thereafter.

(b) Piggyback Registration Rights.

The Company agrees to include such Registrable Securities for resale in the registration statement on Form S-1 filed in connection with the Subsequent Financing (as defined in the Securities Purchase Agreement), or, in the event the Company consummates a merger, reverse merger, business combination, recapitalization, reorganization, direct listing, or similar transaction, in any registration statement (including, without limitation, on Form S-1, Form S-4, Form F-4, Form S-3, or any successor or comparable form) filed by the Company in connection with or following such transaction to register securities for resale or issuance, and to cause such registration statement to be declared effective by the Securities and Exchange Commission using commercially reasonable efforts.

(b) Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Holders based on the number of Registrable Securities held by each Holder at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that a Holder sells or otherwise transfers any of such Holder’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any person or entity which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Holders, pro rata based on the number of Registrable Securities then held by such Holders which are covered by such Registration Statement. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Majority Holders.

(c) (1) if the Commission allows the Registration Statement to be declared effective at any time before or after the Effectiveness Date, subject to the withdrawal of certain Registrable Securities from the Registration Statement, and the reason is the Commission’s determination that (x) the offering of any of the Registrable Securities constitutes a primary offering of securities by the Company, (y) Rule 415 may not be relied upon for the registration of the resale of any or all of the Registrable Securities, and/or (z) a Holder of any Registrable Securities must be named as an underwriter, the Holders understand and agree the Company may reduce, on a pro rata basis, the total number of Registrable Securities to be registered on behalf of each such Holder. In any such pro rata reduction, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of unregistered Shares. The Holders acknowledge and agree the provisions of this paragraph may apply to more than one Registration Statement; and

(2) For not more than fifteen (15) consecutive days or for a total of not more than thirty (30) days in any twelve (12) month period, the Company may suspend the use of any prospectus included in any Registration Statement contemplated by this Section in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of MNPI concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related prospectus so that (i) such Registration Statement shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein or (ii) such prospectus shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading, including in connection with the filing of a post-effective amendment to such Registration Statement in connection with the Company’s filing of an Annual Report on Form 10-K for any fiscal year (an “Allowed Delay”); provided, that the Company shall promptly (a) notify each Holder in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of an Holder) disclose to such Holder any MNPI giving rise to an Allowed Delay, (b) advise the Holders in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

3. Registration Procedures for Registrable Securities. The Company will keep each Holder reasonably advised as to the filing and effectiveness of the Registration Statement. At its expense with respect to the Registration Statement, the Company will:

(a) prepare and file with the Commission with respect to the Registrable Securities, a Registration Statement on Form S-1, Form S-3, or any other form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its commercially reasonable efforts to cause such Registration Statement to become effective and shall remain effective during the Effectiveness Period. Thereafter, the Company shall be entitled to withdraw such Registration Statement and the Holders shall have no further right to offer or sell any of the Registrable Securities registered for resale thereon pursuant to the respective Registration Statement (or any prospectus relating thereto);

(b) if the Registration Statement is subject to review by the Commission, respond in a commercially reasonable manner to all comments and diligently pursue resolution of any comments to the satisfaction of the Commission;

(c) prepare and file with the Commission such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective during the Effectiveness Period;

(d) furnish, without charge, to each Holder of Registrable Securities covered by such Registration Statement (i) a reasonable number of copies of such Registration Statement (including any exhibits thereto other than exhibits incorporated by reference), each amendment and supplement thereto as such Holder may reasonably request, (ii) such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and any other prospectus filed under Rule 424 of the Securities Act) as such Holders may reasonably request, in conformity with the requirements of the Securities Act, and (iii) such other documents as such Holder may require to consummate the disposition of the Registrable Securities owned by such Holder, but only during the Effectiveness Period;

(e) use its commercially reasonable efforts to register or qualify such registration under such other applicable securities laws of such jurisdictions as any Holder of Registrable Securities covered by such Registration Statement reasonably requests and as may be necessary for the marketability of the Registrable Securities (such request to be made by the time the applicable Registration Statement is deemed effective by the Commission) and do any and all other acts and things necessary to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

(f) notify each Holder of Registrable Securities, the disposition of which requires delivery of a prospectus relating thereto under the Securities Act, of the happening of any event (as promptly as practicable after becoming aware of such event), which comes to the Company’s attention, that will after the occurrence of such event cause the prospectus included in such Registration Statement, if not amended or supplemented, to contain an untrue statement of a material fact or an omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Company shall promptly thereafter prepare and furnish to such Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of a Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or Blackout Period;

(g) comply, and continue to comply during the Effectiveness Period, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such Registration Statement;

(h) as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement;

(i) use its commercially reasonable efforts to cause all the Registrable Securities covered by the Registration Statement to be quoted on such Approved Market on which securities of the same class or series issued by the Company are then listed or quoted;

(j) provide a transfer agent and registrar, which may be a single entity, for the shares of Common Stock registered hereunder;

(k) (i) cause its legal counsel, at the Company’s expense, (a) to, within the time frame set forth in that certain Securities Purchase Agreement, dated on even date herewith, between the Company and the Purchasers, issue to the Transfer Agent for the Common Stock, after the effective date of a Registration Statement, a “blanket” legal opinion in customary form to the effect that the Registrable Securities covered by the Registration Statement have been registered for resale under the Securities Act and, if such counsel has requested and received a signed certificate (a “Legend Removal Certificate”) from a Holder of the Registrable Securities, may then be reissued without any legend or restriction relating to their status as “restricted securities” as defined in Rule 144 (“Legend Removal Shares”) upon resale pursuant to such Registration Statement; and (b) promptly to amend such opinion to cause the Registrable Securities to be Legend Removal Shares after later receipt of a Legend Removal Certificate from the Holder, and (ii) cause the Transfer Agent for the Common Stock to issue such Registrable Securities without any such legend as promptly as practicable, but in no event later than three (3) Trading Days after the effective date of a Registration Statement; and

(l) take all other reasonable actions necessary to expedite and facilitate the disposition by the Holders of the Registrable Securities pursuant to the Registration Statement.

4. Suspension of Offers and Sales. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) hereof or of the commencement of a Blackout Period, such Holder shall discontinue the disposition of Registrable Securities included in the Registration Statement until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) hereof or notice of the end of the Blackout Period, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

5. Registration Expenses. The Company shall pay all expenses in connection with any registration obligation provided herein, including, without limitation, all registration, filing, stock exchange fees, printing expenses, all fees and expenses of complying with applicable securities laws, and the fees and disbursements of counsel for the Company and of its independent accountants; provided, that, in any registration, each party shall pay for its own underwriting discounts and commissions and transfer taxes. Except as provided in this Section 5 and Section 8, the Company shall not be responsible for the expenses of any attorney or other advisor employed by a Holder.

6. Assignment of Rights. The rights under this Agreement shall be automatically assignable by the Holders to any transferee of all or any portion of such Holder’s Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company promptly after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned and (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

7. Information by Holder. A Holder with Registrable Securities included in any registration shall furnish to the Company (and any managing underwriter(s), where applicable) such information regarding itself, the Registrable Securities held by it, the intended method of disposition of such securities, and such other information as shall be required in order to comply with any applicable law or regulation in connection with the registration of such Holder’s Registrable Securities or any qualification or compliance with respect to such Holder’s Registrable Securities and referred to in this Agreement. A form of Selling Stockholder Questionnaire is attached as Exhibit A hereto.

8. Indemnification.

(a) In the event of the offer and sale of Registrable Securities under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, partners, each other person or entity who participates as an underwriter in the offering or sale of such securities, and each other person or entity, if any, who controls or is under common control with such Holder or any such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, and expenses to which the Holder or any such director, officer, partner or underwriter or controlling person may become subject under the Securities Act, the Exchange Act, or any other federal or state law, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (1), in the case of any registration statement prepared and filed by the Company under which Registrable Securities were registered under the Securities Act, if such registration statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (2) in the case of any preliminary prospectus, final prospectus or summary prospectus contained in such registration statement, or any amendment or supplement thereto, if such preliminary prospectus, final prospectus or summary prospectus includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with this Agreement; and the Company shall reimburse the Holder, and each such director, officer, partner, underwriter and controlling person for any legal or any other expenses reasonably and actually incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided, that such indemnity agreement found in this Section 8(a) shall in no event exceed the net proceeds from the Offering received by the Company; and provided further, that the Company shall not be liable in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement in or omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Holder specifically for use in the preparation thereof or (ii) if the person or entity asserting any such loss, claim, damage, liability (or action or proceeding in respect thereof) who purchased the Registrable Securities that are the subject thereof did not receive a copy of the preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person or entity because of the failure of such Holder or underwriter to so provide such preliminary or final prospectus and the untrue statement or omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter or controlling person and shall survive the transfer of such shares by the Holder.

(b) As a condition to including Registrable Securities in any registration statement filed pursuant to this Agreement, each Holder agrees to be bound by the terms of this Section 8 and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, and each other person or entity, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act, the Exchange Act, or any other federal or state law, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y)(1), in the case of any registration statement prepared and filed by the Company under which Registrable Securities were registered under the Securities Act, if such registration statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (2) in the case of any preliminary prospectus, final prospectus or summary prospectus contained in such registration statement, or any amendment or supplement thereto, such preliminary prospectus, final prospectus or summary prospectus includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading, (i) to the extent, but only to the extent, that such untrue statement or omission referred to in (y)(1) or (y)(2) above is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the registration statement or such prospectus or (ii) to the extent that (1) such untrue statements or omissions referred to in (y)(1) or (y)(2) above are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(f) hereof, the use by such Holder of an outdated or defective prospectus after the Company has notified such Holder in writing that the prospectus is outdated or defective and prior to the receipt by such Holder of the advice contemplated in Section 3(f). Each Holder’s obligation to indemnify shall be individual, not joint and several, and in no event shall the liability of any selling Holder hereunder, whether pursuant to indemnification, contribution or otherwise, be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such obligation.

(c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner. If, in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof, the indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent. No indemnifying party shall, without the consent of the indemnified party (which consent shall not be unreasonably withheld, conditioned or delayed), consent to entry of any judgment or enter into any settlement, unless such consent to entry of judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.

(d) If an indemnifying party does or is not permitted to assume the defense of an action pursuant to Section 8(c) or in the case of the expense reimbursement obligation set forth in Sections 8(a) and (b), the indemnification required by Sections 8(a) and 8(b) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages, or liabilities are incurred provided that the indemnifying party is provided appropriate documentation.

(e) If the indemnification provided for in Section 8(a) or 8(b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall (i) contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

9. Transfer Restrictions.

(a) Disposition of Securities. The Securities may only be disposed of in compliance with provincial, state and federal securities laws in the United States, as the case may be. In connection with any transfer of Securities (other than pursuant to an effective registration statement, or to an affiliate of such Purchaser or in connection with a pledge as contemplated in Section 9(c)), the Company may require the transferor thereof to provide to the Company, at the Company’s expense, an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of such Purchaser under this Agreement and the other Transaction Documents.

(b) Legend. Each Purchaser agrees to the imprinting, so long as is required by this Section 9, of a legend on any of the Securities in the form set forth in the Purchase Agreement.

(c) Legend Removal. Book entry statements evidencing the Registrable Securities shall not contain any legend (“Unlegended Shares”) (including the legends set forth in Section 9(b) hereof): (i) required under the Securities Act while a registration statement covering the resale of such security is effective under the Securities Act, (ii) if such Underlying Shares are eligible for sale under Rule 144, without volume or manner-of-sale restrictions, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of any agency or Trading Market with regard to applicable law). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder. If the Shares are converted at a time when there is an effective registration statement to cover the resale of the Registrable Securities, or if such Registrable Securities may be sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Registrable Securities shall be issued free of all United States legends. The Company agrees that following such time as all such legends are no longer required under this Section 9(d), it will, no later than five (5) Trading Days following the delivery by such Purchaser to the Company or the Transfer Agent of a certificate representing Registrable Securities, as applicable, issued with a restrictive legend (such fifth (5th) Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends (however, the Company shall use reasonable efforts to deliver such shares within two (2) Trading Days). The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 9. Certificates for Registrable Securities subject to legend removal hereunder shall, if possible, be transmitted by the Transfer Agent to such Purchaser by crediting the account of such Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser.

(d) DWAC; DRS. In lieu of delivering physical certificates representing the Unlegended Shares, upon request of such Purchaser, and so long as the certificates therefor do not bear a legend and such Purchaser is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its Transfer Agent to electronically transmit the Unlegended Shares by either (i) crediting the account of such Purchaser’s prime broker with the Depository Trust Company (“DTC”) through its Deposit Withdrawal At Custodian system, provided that the Common Stock is DTC eligible and the Company’s Transfer Agent participates in the Deposit Withdrawal at Custodian system, or (ii) crediting the account of such Purchaser’s prime broker via the Direct Registration System (“DRS”). In either case, such delivery must be made on or before the Legend Removal Date.

(e) Plan of Distribution. Each Purchaser agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 9 is predicated upon the Company’s reliance upon this understanding.

10. INTENTIONALLY OMITTED.

11. Rule 144. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holders to sell the Registrable Securities to the public without registration, the Company agrees to use commercially reasonable efforts: (i) to make and keep public information available as those terms are understood in SEC Rule 144, (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act pursuant to SEC Rule 144, (iii) as long as any Holder owns any Registrable Securities, to furnish in writing upon such Holder’s request a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Holder a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Holder of any rule or regulation of the SEC permitting the selling of any such Registrable Securities without registration, (iv) with respect to the sale of any Registrable Securities by a Holder pursuant to SEC Rule 144 and subject to Holder providing necessary documentation to meet the requirements of such rule, to promptly furnish, without any charge to such Holder, a written legal opinion of its counsel to facilitate such sale and, if necessary, instruct its Transfer Agent in writing that it may rely on said written legal opinion of counsel with respect to said sale and (v) undertake any additional actions commercially necessary to maintain the availability of Rule 144.

12. Independent Nature of Each Purchaser’s Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and each Purchaser shall not be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute such Purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

13. Miscellaneous.

(a) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b) Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(c) Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted transferees and assignees, executors and administrators of the parties hereto.

(d) No Inconsistent Agreements. The Company has not entered, as of the date hereof, and shall not enter, on or after the date of this Agreement, into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(e) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

(f) Notices, etc. All notices or other communications which are required or permitted under this Agreement shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, by electronic mail, or by courier or overnight carrier, to the persons or entities at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

If to the Company to:

authID Inc.

1580 N. Logan St., Suite 660, Suite 51767

Denver, Colorado 80222

Telephone: (516)-274-8700

Email: grahamarad@authid.ai

Attention: Graham Arad, General Counsel

with a copy simultaneously transmitted by like means (which transmittal shall not constitute notice hereunder) to:

Fleming PLLC

30 Wall Street, 8th Floor

New York, New York 10005

Email: smf@flemingpllc.com

Attention: Stephen M. Fleming

If to the Purchasers:

To each Purchaser at the address set forth on the signature page hereto or at such other address as any party shall have furnished to the Company in writing.

(g) Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

(h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or electronic transmission via .PDF file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic signature page were an original thereof.

(i) Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(j) Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and the Majority Holders; provided that no such amendment, action or omission that adversely affects, alters or changes the interests of any Holder in a manner disproportionate to the other Holders shall be effective against such adversely impacted Holder without the prior written consent of such Holder (such consent not to be unreasonably withheld, conditioned, or delayed). The Purchasers acknowledge that by the operation of this Section, the Majority Holders may have the right and power to diminish or eliminate all rights of the Holders under this Agreement.

[SIGNATURE PAGES FOLLOW]

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

AUTHID INC.

By:
Name: Rhoniel Daguro
Title: Chief Executive Officer

[COMPANY SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

This Registration Rights Agreement is hereby executed as of the date first above written.

PURCHASER:

(Print or Type Name of Purchaser)

By:
Name:
Title:

[PURCHASER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]